DECEMBER 19, 2016

SUPPLEMENT TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

DATED MAY 1, 2016, AS SUPPLEMENTED AUGUST 10, 2016

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

1.              Effective December 18, 2016, Sandra Jaffee retired as a Director of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

2.              Effective immediately, Ian R. Link, W. Michael Reckmeyer, III and Peter Higgins will no longer serve as Additional Portfolio Managers to Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”).  Effective immediately, Tom S. Simon will serve as an Additional Portfolio Manager to the Capital Appreciation HLS Fund.  As a result,  the Additional Portfolio Managers table for the Capital Appreciation HLS Fund under the heading “PORTFOLIO MANAGERS” is deleted in its entirety and replaced with the following:

Capital Appreciation HLS
Additional Portfolio Managers	Compensation Benchmarks
Donald J. Kilbride	Russell 1000
Stephen Mortimer	Russell 3000 Growth
David W. Palmer	Russell 3000 Value
Nicolas M. Choumenkovitch	MSCI All Country World
Philip W. Ruedi	Russell 3000
Tom S. Simon	N/A

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.

December 2016